Synovus					Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2020	2019				First Quarter

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	'20 vs '19
						% Change

Interest income	$483,897	506,253	523,415	516,131	504,839	(4.1)%
Interest expense	110,637	106,985	121,318	118,869	107,664	2.8

Net interest income	373,260	399,268	402,097	397,262	397,175	(6.0)
Provision for credit losses	158,722	24,470	27,562	12,119	23,569	573.4

Net interest income after provision for credit losses	214,538	374,798	374,535	385,143	373,606	(42.6)

Non-interest revenue:
Service charges on deposit accounts	20,689	22,385	22,952	21,994	20,859	(0.8)
Fiduciary and asset management fees	15,174	15,645	14,686	14,478	13,578	11.8
Card fees	10,950	11,325	12,297	11,161	10,877	0.7
Brokerage revenue	12,398	11,106	11,071	10,052	9,379	32.2
Mortgage banking income	12,227	9,287	10,351	7,907	5,054	141.9
Capital markets income	11,243	8,972	7,396	8,916	5,245	114.4
Income from bank-owned life insurance	6,038	5,620	5,139	5,176	5,290	14.1
Investment securities gains/(losses), net	8,734	(2,157)	(3,731)	(1,845)	75	nm
Fair value (decrease)/increase and gain on sale of private equity investments	(4,255)	8,100	1,194	1,455	858	nm
Other non-interest revenue	10,659	7,672	7,405	10,513	8,163	30.6

Total non-interest revenue	103,857	97,955	88,760	89,807	79,378	30.8

Non-interest expense:
Salaries and other personnel expense	149,678	145,084	142,516	143,009	139,427	7.4
Net occupancy and equipment expense	42,194	42,644	41,017	39,851	38,394	9.9
Third-party processing and other services	21,480	20,293	18,528	19,118	17,758	21.0
Professional fees	10,675	9,921	9,719	9,312	6,348	68.2
FDIC insurance and other regulatory fees	5,278	9,825	7,242	7,867	6,761	(21.9)
Advertising expense	4,752	4,375	5,950	5,923	5,123	(7.2)
Amortization of intangibles	2,640	2,901	2,901	2,410	3,392	(22.2)
Merger-related expense	—	(913)	353	7,401	49,738	nm
Earnout liability adjustments	—	—	10,457	—	—	nm
Loss on early extinguishment of debt, net	1,904	—	4,592	—	—	nm
Valuation adjustment to Visa derivative	—	1,111	2,500	—	—	nm
Restructuring charges	3,220	1,259	(66)	18	19	nm
Other operating expenses	34,458	29,621	30,601	29,217	25,450	35.4

Total non-interest expense	276,279	266,121	276,310	264,126	292,410	(5.5)

Income before income taxes	42,116	206,632	186,985	210,824	160,574	(73.8)
Income tax expense	3,595	54,948	51,259	54,640	40,388	(91.1)

Net income	38,521	151,684	135,726	156,184	120,186	(67.9)

Less: Preferred stock dividends	8,291	8,291	8,291	3,150	3,150	163.2

Net income available to common shareholders	$30,230	143,393	127,435	153,034	117,036	(74.2)%

Net income per common share, basic	$0.21	0.98	0.84	0.97	0.73	(71.8)%

Net income per common share, diluted	0.20	0.97	0.83	0.96	0.72	(71.7)

Cash dividends declared per common share	0.33	0.30	0.30	0.30	0.30	10.0

Return on average assets *	0.32%	1.27	1.14	1.34	1.06	(74)	bps
Return on average common equity *	2.75	13.08	11.36	13.90	10.98	(823)

Weighted average common shares outstanding, basic	147,311	146,948	152,238	157,389	160,927	(8.5)%
Weighted average common shares outstanding, diluted	148,401	148,529	154,043	159,077	162,760	(8.8)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	March 31, 2020	December 31, 2019	March 31, 2019

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$652,451	$535,846	$519,681
Interest-bearing funds with Federal Reserve Bank	1,020,775	553,390	688,470
Interest earning deposits with banks	20,717	20,635	24,147
Federal funds sold and securities purchased under resale agreements	129,891	77,047	33,627
Cash and cash equivalents	1,823,834	1,186,918	1,265,925

Investment securities available for sale, at fair value	6,937,240	6,778,670	6,808,191
Mortgage loans held for sale, at fair value	119,841	115,173	55,970

Loans, net of deferred fees and costs	38,258,024	37,162,450	35,634,501
Allowance for loan losses	(493,452)	(281,402)	(257,036)
Loans, net	37,764,572	36,881,048	35,377,465

Cash surrender value of bank-owned life insurance	1,031,544	775,665	761,098
Premises and equipment, net	482,462	493,940	479,965
Goodwill	497,267	497,267	485,000
Other intangible assets	53,032	55,671	74,683
Other assets	1,909,793	1,418,930	1,321,728
Total assets	$50,619,585	$48,203,282	$46,630,025

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$9,659,451	$9,439,485	$9,144,315
Interest-bearing deposits	30,167,134	28,966,019	28,930,875

Total deposits	39,826,585	38,405,504	38,075,190

Federal funds purchased and securities sold under repurchase agreements	312,776	165,690	314,383
Other short-term borrowings	1,175,000	1,753,560	853,000
Long-term debt	3,152,339	2,153,897	2,106,037
Other liabilities	1,087,680	782,941	683,662
Total liabilities	45,554,380	43,261,592	42,032,272

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000, 22,000,000, and 8,000,000	537,145	537,145	195,140
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 167,359,689, 166,800,623, and 165,929,349; outstanding 147,266,662, 147,157,596, and 157,454,007	167,360	166,801	165,929
Additional paid-in capital	3,821,357	3,819,336	3,794,262
Treasury stock, at cost – 20,093,027, 19,643,027, and 8,475,342 shares	(731,806)	(715,560)	(319,898)
Accumulated other comprehensive income (loss), net	256,911	65,641	(18,342)
Retained earnings	1,014,238	1,068,327	780,662
Total shareholders’ equity	5,065,205	4,941,690	4,597,753
Total liabilities and shareholders' equity	$50,619,585	$48,203,282	$46,630,025

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)	2020	2019
(Dollars in thousands)

	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Investment securities (2) (4)	$6,680,047	6,696,768	6,831,036	6,955,386	6,536,199
Yield	3.09%	3.12	3.14	3.03	3.06
Trading account assets (5)	$6,306	7,986	5,519	4,853	2,049
Yield	2.70%	2.69	4.01	1.83	1.30
Commercial loans (3) (4)	$27,607,343	26,698,202	26,568,194	26,353,973	26,140,672
Yield	4.57%	4.82	5.09	5.13	5.16
Consumer loans (3)	$9,985,702	9,809,832	9,633,603	9,423,427	9,180,679
Yield	4.60%	5.07	5.08	5.17	5.10
Allowance for loan losses	$(368,033)	(269,052)	(258,024)	(259,284)	(252,815)
Loans, net (3)	$37,225,012	36,238,982	35,943,773	35,518,116	35,068,536
Yield	4.62%	4.93	5.13	5.17	5.17
Mortgage loans held for sale	$86,415	117,909	99,556	70,497	34,913
Yield	3.67%	3.77	3.93	4.27	4.48
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$652,130	514,635	513,160	511,488	679,477
Yield	1.02%	1.71	2.08	2.37	2.45
Federal Home Loan Bank and Federal Reserve Bank Stock (5)	$284,082	278,586	254,994	234,949	211,408
Yield	3.38%	2.85	3.85	3.29	4.82
Total interest earning assets	$44,933,992	43,854,866	43,648,038	43,295,289	42,532,582
Yield	4.33%	4.60	4.78	4.79	4.80
Interest-Bearing Liabilities
Interest-bearing demand deposits	$6,445,986	6,381,282	6,138,810	6,335,953	6,393,304
Rate	0.51%	0.60	0.69	0.71	0.68
Money Market accounts	$11,548,014	10,526,296	10,138,783	10,024,836	10,244,556
Rate	1.00%	1.13	1.26	1.23	1.18
Savings deposits	$926,822	915,640	900,366	904,183	901,059
Rate	0.05%	0.05	0.05	0.05	0.06
Time deposits under $100,000	$1,761,741	1,873,350	2,100,492	2,245,878	2,238,568
Rate	1.64%	1.27	1.39	1.39	1.24
Time deposits over $100,000	$5,051,705	5,198,266	5,957,691	6,331,665	6,211,067
Rate	2.04%	1.51	1.69	1.70	1.60
Non-maturing brokered deposits	$1,376,669	1,156,131	993,078	766,718	937,629
Rate	1.42%	1.84	2.47	2.46	2.60
Brokered time deposits	$2,166,496	2,121,069	2,119,149	1,985,589	1,845,819
Rate	2.11%	2.16	2.27	2.28	2.13
Total interest-bearing deposits	$29,277,433	28,172,034	28,348,369	28,594,822	28,772,002
Rate	1.18%	1.16	1.32	1.30	1.24
Federal funds purchased and securities sold under repurchase agreements	$167,324	192,731	221,045	300,168	233,076
Rate	0.30%	0.24	0.22	0.20	0.22
Other short-term borrowings	$1,384,362	1,565,507	1,307,370	1,090,581	517,456
Rate	1.66%	1.87	2.31	2.59	2.58
Long-term debt	$2,678,651	2,153,983	2,286,221	2,114,819	1,983,910
Rate	2.78%	3.07	3.32	3.53	3.33
Total interest-bearing liabilities	$33,507,770	32,084,255	32,163,005	32,100,390	31,506,444
Rate	1.30%	1.30	1.47	1.48	1.38
Non-interest-bearing demand deposits	$9,409,774	9,706,784	9,365,776	9,304,839	9,054,949
Cost of funds	1.04%	1.02	1.16	1.15	1.07
Net interest margin	3.37%	3.65	3.69	3.69	3.78
Taxable equivalent adjustment (4)	$786	769	819	811	630
(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2020	December 31, 2019	% Change (1)	March 31, 2019	% Change
Commercial, Financial, and Agricultural	$11,018,155	$10,252,859	30.0%	$9,566,403	15.2%
Owner-Occupied	6,643,287	6,529,811	7.0	6,542,506	1.5
Total Commercial & Industrial	17,661,442	16,782,670	21.1	16,108,909	9.6
Multi-Family	2,137,757	2,023,769	22.7	2,004,473	6.6
Hotels	1,314,053	1,284,291	9.3	1,179,395	11.4
Office Buildings	2,264,844	2,255,308	1.7	2,309,215	(1.9)
Shopping Centers	1,718,513	1,762,598	(10.1)	1,654,971	3.8
Warehouses	761,863	713,602	27.2	725,862	5.0
Other Investment Property	1,060,761	1,003,111	23.1	979,578	8.3
Total Investment Properties	9,257,791	9,042,679	9.6	8,853,494	4.6
1-4 Family Construction	268,695	284,594	(22.5)	289,607	(7.2)
1-4 Family Investment Mortgage	482,773	495,421	(10.3)	549,120	(12.1)
Total 1-4 Family Properties	751,468	780,015	(14.7)	838,727	(10.4)
Commercial Development	107,351	109,862	(9.2)	147,516	(27.2)
Residential Development	289,769	269,377	30.4	215,814	34.3
Land Acquisition	264,822	278,551	(19.8)	231,595	14.3
Land and Development	661,942	657,790	2.5	594,925	11.3
Total Commercial Real Estate	10,671,201	10,480,484	7.3	10,287,146	3.7
Consumer Mortgages	5,608,121	5,546,368	4.5	5,365,635	4.5
Home Equity Lines	1,778,862	1,713,157	15.4	1,606,227	10.7
Credit Cards	261,581	268,841	(10.9)	252,762	3.5
Other Consumer Loans	2,302,349	2,396,294	(15.8)	2,037,477	13.0
Total Consumer	9,950,913	9,924,660	1.1	9,262,101	7.4
Unearned Income	(25,532)	(25,364)	2.7	(23,655)	7.9
Total	$38,258,024	$37,162,450	11.9%	$35,634,501	7.4%
(1) Percentage change is annualized.

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2020	December 31, 2019	% Change	March 31, 2019	% Change
Commercial, Financial, and Agricultural	$99,287	$56,186	76.7%	$85,917	15.6%
Owner-Occupied	17,357	9,780	77.5	13,813	25.7
Total Commercial & Industrial	116,644	65,966	76.8	99,730	17.0
Multi-Family	356	385	(7.5)	1,503	(76.3)
Hotels	—	—	-	7,346	nm
Office Buildings	836	600	39.3	221	278.3
Shopping Centers	712	718	(0.8)	676	5.3
Other Investment Property	308	321	(4.0)	—	nm
Total Investment Properties	2,212	2,024	9.3	9,746	(77.3)
1-4 Family Construction	278	698	(60.2)	445	(37.5)
1-4 Family Investment Mortgage	2,047	1,555	31.6	1,522	34.5
Total 1-4 Family Properties	2,325	2,253	3.2	1,967	18.2
Commercial Development	596	87	585.1	46	nm
Residential Development	561	395	42.0	1,569	(64.2)
Land Acquisition	1,043	628	66.1	1,035	0.8
Land and Development	2,200	1,110	98.2	2,650	(17.0)
Total Commercial Real Estate	6,737	5,387	25.1	14,363	(53.1)
Consumer Mortgages	13,571	12,545	8.2	11,556	17.4
Home Equity Lines	12,475	12,034	3.7	14,078	(11.4)
Other Consumer Loans	6,860	5,704	20.3	4,249	61.4
Total Consumer	32,906	30,283	8.7	29,883	10.1
Total	$156,287	$101,636	53.8%	$143,976	8.6%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2020	2019				First Quarter

	First	Fourth	Third	Second	First	'20 vs '19
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$156,287	101,636	115,915	124,083	143,976	8.6%
Other Real Estate and Other Assets	33,679	35,810	35,400	15,479	11,341	197.0

Non-performing Assets (NPAs)	189,966	137,446	151,315	139,562	155,317	22.3

Allowance for Loan Losses (ALL)	493,452	281,402	265,013	257,376	257,036	92.0
Reserve for Unfunded Commitments	38,420	1,375	1,496	995	1,070	nm

Allowance for Credit Losses (ACL)	531,872	282,777	266,509	258,371	258,106	106.1

Net Charge-Offs - Quarter	20,061	8,821	19,925	11,778	17,088
Net Charge-Offs / Average Loans - Quarter (1)	0.21%	0.10	0.22	0.13	0.19

NPLs / Loans	0.41	0.27	0.32	0.34	0.40
NPAs / Loans, ORE and specific other assets	0.50	0.37	0.42	0.39	0.44
ACL/Loans	1.39	0.76	0.73	0.71	0.72
ALL/Loans	1.29	0.76	0.73	0.71	0.72

ACL/NPLs	340.32	278.23	229.92	208.22	179.27
ALL/NPLs	315.74	276.87	228.63	207.42	178.53

Past Due Loans over 90 days and Still Accruing	$6,398	15,943	15,660	5,851	4,486	42.6
As a Percentage of Loans Outstanding	0.02%	0.04	0.04	0.02	0.01

Total Past Due Loans and Still Accruing	$83,235	123,793	88,219	80,792	88,135	(5.6)
As a Percentage of Loans Outstanding	0.22%	0.33	0.24	0.22	0.25

Accruing Troubled Debt Restructurings (TDRs)	$160,128	133,145	130,019	126,369	112,205	42.7

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	March 31, 2020	December 31, 2019	March 31, 2019

Tier 1 Capital	$4,290,634	4,280,604	3,985,533
Total Risk-Based Capital	5,298,113	5,123,381	4,803,639
Common Equity Tier 1 Capital Ratio	8.72%	8.95	9.52
Tier 1 Capital Ratio	9.97	10.23	10.01
Total Risk-Based Capital Ratio	12.31	12.25	12.06
Tier 1 Leverage Ratio	8.94	9.16	8.81
Common Equity as a Percentage of Total Assets (2)	8.95	9.14	9.44
Tangible Common Equity Ratio (3) (5)	7.94	8.08	8.34
Book Value Per Common Share (4)	$30.75	29.93	27.96
Tangible Book Value Per Common Share (3)	27.01	26.17	24.41

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.